EXHIBIT 24


                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.

                                                      /s/ Anne L. Armstrong
                                                      -----------------------
                                                         Anne L. Armstrong

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.

                                                      /s/ Lord Clitheroe
                                                      ------------------------
                                                         Lord Clitheroe

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.



                                                      /s/Robert L. Crandall
                                                      -------------------------
                                                        Robert L. Crandall

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.

                                                      /s/ W. R. Howell
                                                      -------------------
                                                        W. R. Howell

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 19th day of February, 1997.


                                                      /s/ Dale P. Jones
                                                      ---------------------
                                                         Dale P. Jones

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.

                                                      /s/ Delano E. Lewis
                                                      ---------------------
                                                         Delano E. Lewis

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 20 day of February, 1997.



                                                      /s/ C. J. Silas
                                                      -------------------
                                                        C. J. Silas

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.


                                                      /s/ Roger T. Staubach
                                                      ------------------------
                                                         Roger T. Staubach

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.


                                                      /s/ Richard J. Stegemeier
                                                      -------------------------
                                                         Richard J. Stegemeier

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 20th day of February, 1997.

                                                      /s/ E. L. Williamson
                                                      ----------------------
                                                         E. L. Williamson